                           SCHWAB SHORT/INTERMEDIATE
                              GOVERNMENT BOND FUND
                          SCHWAB LONG-TERM GOVERNMENT
                                   BOND FUND
                          PROSPECTUS DECEMBER 31, 1996

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND (the "Short/Intermediate Fund", formerly known as the Schwab U.S. Government Bond Fund (Short/Intermediate Term)) and the SCHWAB LONG-TERM GOVERNMENT BOND FUND (the "Long-Term Fund," formerly known as the Schwab Long-Term U.S. Government Bond Fund, and, together with the Short/Intermediate Fund, the "Funds"), attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements covering these securities. Under normal market conditions, each Fund will invest at least 65% of its assets in bonds, which include bonds, notes, debentures, mortgage-related securities and zero coupon obligations. Under normal market conditions, the Short/Intermediate Fund seeks to maintain a dollar weighted average portfolio maturity not to exceed five years and the Long-Term Fund seeks to maintain a dollar weighted average maturity greater than ten years. Each Fund is a diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end, management investment company.

THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about each Fund in the Trust's "Statement of Additional Information," dated December 31, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

                                       PAGE
                                       -----
Key Features of the Funds............      2
Summary of Expenses..................      3
Financial Highlights.................      5
Matching the Funds to Your Investment
  Needs..............................      6
Investment Objectives, Policies and
  Risk Considerations................      7
Management of the Funds..............     11
Distributions and Taxes..............     13
Share Price Calculations.............     14
How the Funds Show Performance.......     14
Tax-Advantaged Retirement Plans......     15
General Information..................     15
Shareholder Guide....................     15
  How to Buy Shares..................     16
  How to Sell or Exchange Shares.....     18
Schwab Automatic Investment Plan.....     20
Other Important Information..........     20

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           KEY FEATURES OF THE FUNDS

PERFORMANCE. The investment objective of both Funds is to attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements covering these securities. Although the Funds will invest primarily in securities guaranteed by the U.S. Government, its agencies or instrumentalities, neither Fund is backed by the U.S. Government. (See "Investment Objectives, Policies and Risk Considerations.")

EFFECT OF PORTFOLIO MATURITIES ON YIELDS. Securities with longer maturities have a greater risk of fluctuation of principal value than money market instruments. High-quality money market instruments reflect short-term interest rates with relatively little risk of fluctuation of principal value. The Short/Intermediate Fund seeks to provide higher yields than money market instruments by investing in securities with a dollar weighted average portfolio maturity not to exceed five years. The Long-Term Fund seeks to provide even higher yields by investing in securities with a dollar weighted average portfolio maturity greater than ten years. (See "Matching the Funds to Your Investment Needs.")

MINIMIZATION OF SHARE PRICE FLUCTUATION. The Short/Intermediate Fund is managed in an effort to minimize fluctuations in the value of its shares. The dollar weighted average portfolio maturity not to exceed five years is designed to achieve this goal. The Short/ Intermediate Fund's emphasis on capital preservation may at times cause the Fund not to provide the same yield and total return as other funds invested in longer-term or lower quality bonds.

CREDIT SAFETY THROUGH A GOVERNMENT PORTFOLIO. Both Funds normally will invest only in Government securities, which are usually considered to be among the safest of instruments. (See "Investment Objectives, Policies and Risk Considerations.")

MONTHLY DIVIDENDS. Dividends on each Fund's shares are declared daily and paid monthly, unlike many individual Government securities which generally pay interest semi-annually. Additionally, unlike interest paid on Government securities, shareholders can reinvest dividends paid on their Fund shares. (See "Distributions and Taxes.")

LOW MINIMUM INVESTMENT. Investors can begin their investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. (the "Investment Manager"), currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 15, 1996. (See "Management of the Funds.")

LOW COST INVESTING. Each Fund brings a low cost approach to investing with:

- no sales or transaction fees;
- no 12b-1 fees or contingent deferred sales charges;
- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Short/Intermediate Fund in excess of 0.49% of the Fund's average daily net assets, which includes waiving a portion of the Fund's management fee, for potentially higher returns, although this guarantee may be discontinued at any time (see "Summary of Expenses" and "Management of the Funds"); and

- a guarantee by the Investment Manager and Schwab to absorb operating expenses of the Long-Term Fund in excess of 0.30% of the Fund's average daily net assets, which includes waiving a portion of the Fund's management fee, for potentially higher returns. This guarantee may be discontinued at any time. (See "Summary of Expenses" and "Management of the Funds")

SHAREHOLDER SERVICE. Schwab serves as the Funds' principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption, and exchange orders. Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests through electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How to Buy Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Funds in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan" or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")

FIXED INCOME INVESTMENTS. In addition to bond mutual funds, Schwab offers a complete selection of individual fixed income securities, including:

- Municipal Bonds      - Corporate Bonds
- Strips               - Ginnie Maes
- Treasuries           - CDs

Contact Schwab's bond specialists at 800-626-4600 for more information.

                              SUMMARY OF EXPENSES

                                 SCHWAB SHORT/     SCHWAB
                                 INTERMEDIATE     LONG-TERM
                                  GOVERNMENT     GOVERNMENT
                                   BOND FUND      BOND FUND
                                 -------------   -----------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Sales Load on Purchases......       None           None
  Sales Load on Reinvested
    Dividends..................       None           None
  Deferred Sales Load..........       None           None
  Exchange Fee.................       None           None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET
  ASSETS):
  Management Fees (after fee
    reduction).................     0.31%1         0.12%1
  12b-1 Fees...................       None           None
  Other Expenses (after fee
    reduction and expense
    reimbursement).............      0.18%3        0.18%4
                                    ------       -----------
TOTAL FUND OPERATING
  EXPENSES2....................      0.49%3        0.30%4
                                 ==========      ==========

1 This amount reflects for the Long-Term Fund, and has been restated to reflect for the Short/Intermediate Fund, a voluntary reduction by the Investment Manager. If there were no such reduction, the management fee for the Short/Intermediate Fund and the Long-Term Fund would be 0.41% of each Fund's average daily net assets. The Investment Manager may discontinue these guarantees at any time.

2 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")
3 This amount reflects the voluntary guarantee by the Investment Manager and Schwab that the total operating expenses of the Short/ Intermediate Fund will not exceed 0.49% of the Fund's average daily net assets. The Investment Manager and Schwab may discontinue these guarantees at any time. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.39% and 0.80%, respectively, of the Fund's average daily net assets.

4 This amount has been restated to reflect the voluntary guarantee by the Investment Manager and Schwab that the total operating expenses of the Long-Term Fund will not exceed 0.30% of the Fund's average daily net assets. The Investment Manager and Schwab may discontinue these guarantees at any time. Without a similar guarantee, which was in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.76% and 1.17%, respectively, of the Fund's average daily net assets.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                          ------  -------  -------  --------
Short/Intermediate
 Fund....................   $5      $16      $27      $ 62
Long-Term Fund...........   $3      $10      $17      $ 38

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total operating expenses of each Fund will not exceed the amounts specified for the time periods referred to in notes (3) and (4) above. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share of the Schwab Short/Intermediate Government Bond Fund, formerly known as the Schwab U.S. Government Bond Fund (Short/Intermediate
Term), and the Schwab Long-Term Government Bond Fund, formerly known as the Schwab Long-Term U.S. Government Bond Fund, outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                  SCHWAB SHORT/INTERMEDIATE
                                                     GOVERNMENT BOND FUND
                          --------------------------------------------------------------------------
                                                                                    FOR THE PERIOD
                                                                                   NOVEMBER 5, 1991
                                                                                    (COMMENCEMENT
                                                       EIGHT MONTHS                 OF OPERATIONS)
                                                          ENDED       YEAR ENDED          TO
                            YEAR ENDED AUGUST 31,       AUGUST 31,   DECEMBER 31,    DECEMBER 31,
                           1996      1995      1994        1993          1992            1991
                         --------  --------  --------  ------------  ------------  ----------------
Net asset value at
 beginning of period....  $   9.84   $   9.81  $  10.64    $  10.26      $  10.28        $  10.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment
  income................      0.59       0.59      0.54        0.37          0.60            0.10
 Net realized and
  unrealized gain (loss)
  on investments........     (0.17)      0.03     (0.71)       0.38          0.01            0.28
                          --------   --------  --------    --------      --------        --------
 Total from investment
  operations............      0.42       0.62     (0.17)       0.75          0.61            0.38
LESS DISTRIBUTIONS
 Dividends from net
  investment income.....     (0.59)     (0.59)    (0.54)      (0.37)        (0.60)          (0.10)
 Distributions from
  realized gain on
  investments...........        --         --     (0.12)         --         (0.03)             --
                          --------   --------  --------    --------      --------        --------
 Total distributions....     (0.59)    (0.59)    (0.66)      (0.37)        (0.63)          (0.10)
                          --------   --------  --------    --------      --------        --------
 Net asset value at end
  of period.............  $   9.67  $   9.84  $   9.81    $  10.64      $  10.26        $  10.28
                          ========  ========  ========    ========      ========        ========
TOTAL RETURN (%)........      4.39      6.61     (1.67)       7.39          6.08            3.79
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000s).........  $134,019  $157,191  $190,479    $273,973      $226,223        $ 66,404
 Ratio of expenses to
  average net
  assets (%)............      0.49      0.58      0.60        0.60*         0.43            0.35*
 Ratio of net investment
  income to average net
  assets (%)............      6.03      6.11      5.28        5.28*         5.78            6.14*
 Portfolio turnover
  rate (%)..............        80       203        91         107           185               4

                                      SCHWAB LONG-TERM
                                    GOVERNMENT BOND FUND
                         -------------------------------------------
                                                   FOR THE PERIOD
                                                   MARCH 5, 1993
                                                   (COMMENCEMENT
                                                   OF OPERATIONS)
                                                         TO
                          YEAR ENDED AUGUST 31,      AUGUST 31,
                          1996     1995     1994        1993
                         -------  -------  ------  ---------------
Net asset value at
 beginning of period....  $  9.80  $  9.33  $10.53     $10.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment
  income................     0.65     0.69    0.60       0.31
 Net realized and
  unrealized gain (loss)
  on investments........    (0.42)    0.47   (1.20)      0.53
 Total from investment
  operations............     0.23     1.16   (0.60)      0.84
LESS DISTRIBUTIONS
 Dividends from net
  investment income.....    (0.65)   (0.69)  (0.60)     (0.31)
 Distributions from
  realized gain on
  investments...........       --       --      --         --

 Total distributions....  (0.65)     (0.69)  (0.60)     (0.31)
                          -------  -------  ------     ------
 Net asset value at end
  of period.............  $  9.38  $  9.80  $ 9.33     $10.53
                          =======  =======  ======     ======
TOTAL RETURN (%)........     2.29    13.03   (5.80)      8.63
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000s).........  $22,761  $12,949  $7,108     $2,806
 Ratio of expenses to
  average net
  assets (%)............     0.00     0.00    0.10       0.26*
 Ratio of net investment
  income to average net
  assets (%)............     6.67     7.38    6.27       6.36*
 Portfolio turnover
  rate (%)..............       66      240     123         42

* Annualized

                                  SCHWAB SHORT/INTERMEDIATE
                                     GOVERNMENT BOND FUND                                          SCHWAB LONG-TERM
          --------------------------------------------------------------------------             GOVERNMENT BOND FUND
                                                                     FOR THE PERIOD   -------------------------------------------
                                                                    NOVEMBER 5, 1991                             FOR THE PERIOD
                                                                     (COMMENCEMENT                                MARCH 5, 1993
                                        EIGHT MONTHS                 OF OPERATIONS)                               (COMMENCEMENT
                                           ENDED       YEAR ENDED          TO                                   OF OPERATIONS) TO
             YEAR ENDED AUGUST 31,       AUGUST 31,   DECEMBER 31,    DECEMBER 31,     YEAR ENDED AUGUST 31,       AUGUST 31,
            1996      1995      1994        1993          1992            1991         1996     1995     1994         1993
          --------  --------  --------  ------------  ------------  ----------------  -------  -------  ------  -----------------
 Ratio of
 expenses
   to
  average
   net
   assets
   prior
   to
  reduced
   fees
   and
 absorbed
 expenses
 (%)++...     0.80      0.81      0.81        0.84*         0.89            1.47*        1.17     1.18    2.19         19.19*
 Ratio of
   net
   investment
   income
   to
  average
   net
   assets
   prior
   to
  reduced
   fees
   and
 absorbed
 expenses
 (%)++...     5.72      5.88      5.07        5.04*         5.32            5.02*        5.50     6.20    4.18        (12.57)*

++ The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to (a) limit each Fund's ratio of operating expenses to average net assets; and (b) increase each Fund's ratio of net investment income to average net assets.

* Annualized

                  MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS

THE FUNDS MAY BE SUITABLE FOR RISK-SENSITIVE INVESTORS SEEKING INCOME. The Funds may be appropriate for a variety of investment programs. While the Funds are not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, they can serve as components of an investor's long-term program to accumulate assets for retirement, college tuition, or other major goals.

Because the Funds will ordinarily invest primarily in U.S. Government securities and because the Short/Intermediate Fund will be managed in an effort to minimize fluctuations in its share price, the Short/Intermediate Fund (and to a lesser degree, the Long-Term Fund) may be appropriate for investors, including those who have retired, who desire to receive monthly dividend payments from a fund whose objective is to seek above average returns while minimizing their exposure to principal fluctuations. Investors should note, however, that the principal value of shares of the Long-Term Fund may be subject to greater fluctuation than the value of shares of the Short/Intermediate Fund resulting from the longer maturities of the securities held by the Long-Term Fund.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

EACH FUND IS DESIGNED TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. Both Funds are investment portfolios of the Trust, a no-load, open-end, management investment company. The investment objective of each Fund is to provide a high level of current income consistent with preservation of capital. Each Fund's investment objective, along with certain investment restrictions adopted by each Fund (see "Investment Restrictions" in the Statement of Additional Information), is fundamental, and cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). While there is no assurance that either Fund will achieve its investment objective, each will endeavor to do so by following the investment policies set forth below.

EACH FUND WILL INVEST PRIMARILY IN U.S. GOVERNMENT SECURITIES. Each Fund will invest primarily in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and repurchase agreements covering these securities. The Funds will attempt to invest 100% of their total assets in the foregoing instruments and may also invest in related options and futures contracts. Under normal market conditions, each Fund will invest at least 65% of its total assets in bonds, which include bonds, notes, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations.

U.S. Government Securities include: bills, bonds, stripped government securities, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury and other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). U.S. Government Securities are generally viewed by the Investment Manager as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore a Fund's shares can be expected to fluctuate in value. In addition, each Fund may invest in principal or interest only portions of U.S. Government Securities that have been separated (stripped). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. Stripped securities may be more volatile than non-stripped securities.

Depending on market conditions, the Funds may invest a substantial portion of their assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Securities issued by FNMA and FHLMC, U.S. Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the

U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve greater risk of loss of principal and interest.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are passed through to investors. During periods of declining interest rates, there is increased likelihood that the underlying mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by a Fund on purchase of such securities. In addition, the proceeds of prepayment would likely be invested at lower interest rates. Also, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government Securities.

The Funds may also invest in other types of U.S. Government Securities, including collateralized mortgage obligations ("CMOs") issued by U.S. Government agencies or instrumentalities. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

The Funds may also enter into repurchase agreements. A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities within a specified time at a higher price or at the same price plus an amount equal to an agreed upon interest rate. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating and losses. Neither Fund may invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

Each Fund may also purchase shares of other no-load investment companies, including those managed by the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and we will only make these purchases after obtaining any required regulatory approvals. Investment in other investment companies may cause you to bear duplicative fees for certain services. The Investment Manager will charge no management fees attributable to Fund assets that are invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.")

Under normal market conditions, the Short/ Intermediate Fund seeks to maintain a dollar-weighted average portfolio maturity not exceeding five years, and the Long-Term Fund seeks to maintain a dollar-weighted average portfolio maturity in excess of ten years, although either Fund may invest in obligations of any maturity. Both Funds will be managed to attempt to minimize fluctuations in the value of their shares by concentrating on securities whose prices are anticipated to be relatively less sensitive to changes in broad based interest rates.

The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending upon market conditions and purchase and redemption patterns of each Fund's shareholders. Typically, funds with higher turnover tend to generate higher capital gains and transaction costs. The Short/Intermediate Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 80% and 203%, respectively. The Long-Term Fund had portfolio turnover rates for the years ended August 31, 1996 and 1995 of 66% and 240%, respectively. The Investment Manager's efforts to reposition each Fund's portfolio in an environment of steadily falling interest rates was the primary factor for each Fund's higher portfolio turnover in 1995.

THE FUNDS MAY UTILIZE FUTURES AND OPTIONS STRATEGIES. Each Fund may also purchase futures contracts on U.S. Government Securities and any index comprised of such securities as well as options contracts (including options on futures contracts), to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient purchases. Moreover, each Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. Futures contacts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of each Fund's total assets. Under normal market conditions, each Fund may commit a maximum of 25% of its total assets by selling futures, writing calls or buying puts and will limit its purchases of calls so that the value of the securities underlying the calls does not exceed 5% of a Fund's total assets. (See "Investment Securities" in the Statement of Additional Information.)

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by each Fund and the prices of futures contracts and options, and possible lack of a liquid secon-dary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of each Fund's underlying securities. The risk that each Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, each Fund may not use futures contracts or options to leverage its portfolios. When investing in futures and options contracts, each Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.

THE FUNDS MAY LEND THEIR SECURITIES TO GENERATE ADDITIONAL INCOME. To increase their income, the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that borrow securities. No more than one-third of each Fund's total assets may be represented by loaned securities. Each Fund's loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, such loans will be made only to firms deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

The Funds may borrow money from banks or other financial institutions as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of their total assets (including the amount borrowed), provided that neither Fund will purchase securities while borrowings represent more than 5% of its assets.

THE FUNDS MAY ELECT A STRATEGY WHICH INCLUDES PURCHASING WHEN-ISSUED SECURITIES AND RESTRICTED SECURITIES. Each Fund may purchase and sell securities on a "when-issued" or "firm commitment" basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time. At the time of settlement, the market value of the security may be more or less than its purchase or sale price. While the Funds may enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into a new commitment to extend the delivery date further into the future. Between the time of purchase and settlement, no payment is made by a Fund and no interest on securities purchased for future delivery is received by that Fund.

The Investment Manager may determine that it is in the best interest of a Fund to purchase or maintain selected illiquid or restricted securi-ties. A Fund will not purchase illiquid securities if, as a result, more than 10% of its total assets would be invested in illiquid securities.

                            MANAGEMENT OF THE FUNDS

Responsibility for overall management of the Funds rests with the trustees and officers of the Trust. Professional investment management for the Funds is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. The Investment Manager provides general investment advice regarding each Fund's investment strategies, and performs expense management, accounting, record-keeping and other administrative services necessary to the operation of the Funds. The Investment Manager, formed in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with aggregate net assets in excess of $42 billion as of December 15, 1996.

Andrea Regan is a Vice President of Schwab and the Senior Portfolio Manager for the Funds and, as such, she has had primary responsibility for the day-to-day management of each Fund's portfolio since the commencement of each Fund's operations. Prior to January 1991, Ms. Regan was Vice President and Manager of Trading for the Bank of California's investment management division, Merus Capital Management. She graduated from San Jose State University with a Bachelor of Science in Accounting.

Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Steve joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He graduated with a Master of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech and has been a Chartered Financial Analyst since 1985.

Please see the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of each Fund's performance.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of each Fund's shares, and facilitating effective cash management of shareholders' Schwab account balances. Schwab also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the shareholder and transfer agency information and services described above. Schwab is also each Fund's Distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager, which was formed in 1989, are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interest in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from each Fund a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager guarantees that the Short/Intermediate Fund's management fee will not exceed 0.31% of the Fund's average daily net assets and that the Long-Term Fund's management fee will not exceed 0.12% of the Fund's average daily net assets. Moreover, the Investment Manager and Schwab guarantee that the Short/Intermediate Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets and that the Long-Term Fund's operating expenses will not exceed 0.30% of the Fund's average daily net assets. The effect of these guarantees is to maintain or lower each Fund's expenses and thus maintain or increase each Fund's total return to shareholders. The Investment Manager and Schwab may discontinue these guarantees at any time.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of each Fund's average daily net assets. The Investment Manager and Schwab may each reduce its fees from time to time in the future.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Funds may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund. For the year ended August 31, 1996, the Short/Intermediate Fund paid investment management fees of 0.31% and total operating expenses of 0.49% of the Fund's average daily net assets, and the Long-Term Fund paid no investment management fees or other operating expenses.

PORTFOLIO BROKERAGE. U.S. Government Securities are typically purchased and sold on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The Funds may, however, pay commissions in connection with their options transactions.

When placing orders for each Fund's securities transactions, the Investment Manager uses its best judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the Investment Manager may use Schwab to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. The Funds declare daily dividends which are paid monthly. On each day that the net asset value per share of each Fund is determined (a "Business Day"), each Fund declares a dividend from net investment income as of the close of trading on the New York Stock Exchange ("the Exchange") (normally 4:00 p.m. Eastern time) to shareholders of record at the previous net asset value calculation. Dividends are normally paid (and, where applicable, reinvested) on the 25th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is paid on the last Business Day of December. Each Fund intends to distribute substantially all of its net investment income on an annual basis, and plans to distribute substantially all of its net capital gains, if any, at least once annually, as determined by the Board of Trustees. All distributions will be automatically reinvested in additional shares of that Fund unless the shareholder elects otherwise.

TAX INFORMATION. Each Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, each Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis, and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed.

Dividends paid by the Funds from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in a Fund. Any loss on the sale or exchange of a Fund's shares held for six months or less shall be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. If a shareholder is not subject to tax on his income, generally the shareholder will not be taxed on amounts distributed by the Fund.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Funds will notify shareholders at least annually as to the Federal income tax consequences of all distributions made each year.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the mutual fund from direct obligations of the U.S. Government, subject in some cases to minimum investment requirements. Investments in repurchase agreements collateralized by U.S. Government securities do not generally qualify for this purpose. At the end of each calendar year, the Funds will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free status. Shareholders should consult their own tax advisors with respect to the application of state and local income tax laws to these distributions and on the application of other state and local intangible property or income tax laws to their shares and to distributions and redemption proceeds received from the Funds.

The foregoing is only a brief summary of the federal income tax considerations affecting the Funds and their shareholders. Accordingly, a potential investor should consult his or her tax adviser with specific reference to the shareholder's own tax situation.

                            SHARE PRICE CALCULATIONS

THERE ARE NO SALES CHARGES OR TRANSACTION FEES TO PURCHASE OR REDEEM SHARES OF A FUND. The price of a share of each Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding. Each Fund's net asset value will fluctuate and neither Fund's shares are insured against reduction in net asset value. (See "Share Price Calculation" in the Statement of Additional Information.)

The Funds value their portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees reviews these values regularly.

Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.

                         HOW THE FUNDS SHOW PERFORMANCE

From time to time each Fund may advertise its total return or yield. Performance figures are based upon historical results and are not intended to indicate future performance.

Each Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

Each Fund's yield refers to the income generated by a hypothetical investment in that Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days over an annual period and is shown as a percentage of the hypothetical investment. (See "Total Return and Yield" in the Statement of Additional Information.)

The Funds' performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R)), U.S. Treasury obligations, bank certificates of deposit, the Consumer Price Index, and other investments for which reliable performance data is available. Each Fund's performance may also be compared to various unmanaged bond indices, including but not limited to the Salomon Brothers High Grade Index, the Shearson Lehman Government/
Corporate Bond Index, the Merrill Lynch Government/Corporate Bond Master Index, and to Lipper Analytical Services, Inc. averages and Morningstar, Inc. performance rankings.

Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD.

                        TAX-ADVANTAGED RETIREMENT PLANS

RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGE AND THE FUNDS MAY BE ESPECIALLY SUITABLE INVESTMENTS FOR THEM. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT ACCOUNT. A well designed retirement program can help a company attract and retain valuable employees. Call 800-2 NO-LOAD for more information.

                              GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees.

                               SHAREHOLDER GUIDE

PLACE ORDERS AND OBTAIN SHAREHOLDER SERVICE AND INFORMATION. You may place purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

Reasonable procedures will be followed to confirm that telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If each Fund executes telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that it may be difficult to implement transactions by telephone during periods of drastic economic or market changes. If you experience difficulties in purchasing, redeeming or exchanging shares by telephone, you can utilize the alternative methods discussed on the following pages to place an order.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may buy shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The information on the following pages regarding the purchase, exchange, and redemption of Fund shares through a Schwab account relates solely to such transactions through Schwab accounts and should not be read to apply to such transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information.

                               HOW TO BUY SHARES

BUYING SHARES THROUGH A SCHWAB ACCOUNT. If you buy shares of the Funds through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

You may buy Fund shares using your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of each Fund using electronic products such as StreetSmart(R), The Equalizer(R), and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in a Fund may be as low as $1,000 ($500 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the Fund's daily net asset value is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

                            METHODS OF BUYING SHARES

Schwab offers you several convenient ways to buy shares of the Funds. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:
You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:

- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- the name of the Fund(s) and the dollar amount of shares you would like purchased; and
- (initial share purchases only) one of the distribution options listed below.

ELECTRONICALLY:
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com

AUTOMATIC INVESTMENT:
Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")

                        SELECTING A DISTRIBUTION OPTION

You may select from the three distribution options listed below when you first become a shareholder in either of the Funds. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for that Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash and any capital gain distributions will be reinvested in additional shares.

3. ALL CASH: Income dividends and any capital gain distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from a Schwab account to a bank, see "Other Important Information - Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. Each Fund reserves the right in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by that Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

                                 HOW TO SELL OR
                                EXCHANGE SHARES

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by the Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Transfer Agent or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

Each Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. Each Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. Each Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

                    METHODS OF SELLING OR EXCHANGING SHARES

BY PHONE:
To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

- your Schwab account number and your name for verification;
- the number of shares to be sold or exchanged;
- the name of the Fund from which you wish to sell or exchange shares;
- the name of the fund, and class into which shares are to be exchanged, if applicable; and
- if you are exchanging shares, the distribution option you select.

BY MAIL:
You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the information above and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.

ELECTRONICALLY:
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R), and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com

                                SCHWAB AUTOMATIC
                                INVESTMENT PLAN

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab money fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing a Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of custodial accounts, IRAs and other retirement plans). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information on wire transfers. A $25 service fee will be charged against your Schwab account for each wire sent.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
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              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.
              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB GOVERNMENT
BOND FUNDS

PROSPECTUS December 31, 1996

                               [SchwabFunds(R) Logo]

919-7 (12/96) Printed on recycled paper.


[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104